Oct. 01, 2017
T. Rowe Price New Income Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2017, as supplemented

On July 25, 2018, the T. Rowe Price New Income Fund’s shareholders approved a proposal to amend the fund’s investment objective. The change will go into effect on August 1, 2018. Accordingly, the investment objective on page 1 is revised as follows:

“The fund seeks to maximize total return through income and capital appreciation.”